UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

April 12, 2011

GRAHAM PACKAGING HOLDINGS COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	333-53603-03	22-2553000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e– 4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On April 12, 2011, Graham Packaging Company Inc. (“Graham Packaging”), the parent company of the registrant, and Silgan Holdings Inc. (“Silgan”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Upon the terms and subject to the conditions set forth in the Merger Agreement, which has been unanimously approved by the boards of directors of both parties (and recommended by a special committee of independent directors of Graham Packaging (the “Special Committee”)), Graham Packaging will merge with and into Silgan, with Silgan continuing as the surviving corporation (the “Merger”).

As a result of the Merger, each outstanding share of Graham Packaging’s common stock, other than shares owned by Silgan or Graham Packaging (which will be cancelled) and other than those shares with respect to which appraisal rights are properly exercised and not withdrawn, will be converted into the right to receive a combination of (i) 0.402 shares of common stock of Silgan and (ii) $4.75 in cash, without interest.

The consummation of the Merger is subject to the adoption of the Merger Agreement by both parties’ stockholders, expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the receipt of certain foreign antitrust approvals and other customary closing conditions. In addition, immediately prior to the effective time of the Merger, the registrant, Graham Packaging Holdings Company (“Holdings”), will be merged with and into Graham Packaging pursuant to an Agreement and Plan of Merger, dated April 12, 2011, among Holdings, Graham Packaging and BCP/Graham Holdings L.L.C. (the “Holdings Merger Agreement”).

The Merger Agreement contains certain customary covenants, including covenants providing (i) for each of the parties to use reasonable best efforts to cause the transaction to be consummated, including by taking actions necessary (including with respect to selling or disposing of businesses or assets) to obtain the requisite antitrust approval, (ii) for each of the parties to call and hold a stockholders’ meeting and recommend adoption of the Merger Agreement (subject, in the case of Graham Packaging, to the right to change its recommendation under certain circumstances) and (iii) for Graham Packaging not to solicit alternative transactions.

The Merger Agreement contains certain termination rights and provides that (i) upon the termination of the Merger Agreement due to a change in the recommendation of the board of directors of Graham Packaging or the Special Committee in connection with a “Superior Proposal” or due to the acceptance by Graham Packaging of a “Superior Proposal,” Graham Packaging will be required to pay to Silgan a cash termination fee of $39.5 million and (ii) upon the termination of the Merger Agreement by Graham Packaging due to a breach by Silgan of its obligation to recommend that its stockholders adopt the Merger Agreement, Silgan will be required to pay to Graham Packaging a cash termination fee of $39.5 million.

At the closing of the Merger, the surviving corporation is required to make a cash payment of $245 million pursuant to contractual change in control provisions in Graham Packaging’s income tax receivable agreements with Blackstone Capital Partners III L.P. (together with its affiliated entities, “Blackstone”) and the Graham family. These agreements were entered into in connection with Graham Packaging’s February 2010 initial public offering, and reference is made to Graham Packaging’s prior public filings for further information concerning such agreements. Upon the making of these payments, these income tax receivable agreements will terminate. In addition, Graham Packaging is also required to terminate at the closing of the Merger certain agreements including the Agreement and Plan of Recapitalization, Redemption and Purchase, dated December 18, 1997, among affiliates of Graham Packaging and the Graham family and the Sixth Amended and Restated Agreement of Limited Partnership of Holdings, dated as of February 4, 2010, and Graham Packaging is required to use its reasonable best efforts to terminate Graham Packaging’s Registration Rights Agreement, dated as of February 10, 2010, among affiliates of Graham Packaging, the Graham family and Blackstone, and the other parties thereto. Entities affiliated with the Graham family have entered into an agreement with Graham Packaging in which these entities have agreed that the foregoing agreements will be terminated at the closing of the Merger. These entities have also agreed to vote any shares of Graham Packaging common stock that they own in favor of the adoption of the Merger Agreement. References to the Graham family refer to Graham Capital Company, GPC Investments, LLC, Graham Alternative Investment Partners I, LP, Graham Engineering Corporation or affiliates thereof or other entities controlled by Donald C. Graham and his family.

The foregoing description of the Merger Agreement and the Holdings Merger Agreement is included herein to provide you with information regarding their terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement and the Holdings Merger Agreement, which are filed as Exhibits 2.1 and 2.2 hereto and are incorporated herein by reference.

Graham Packaging Stockholder Voting Agreement

In connection with the execution of the Merger Agreement, Blackstone Capital Partners III Merchant Banking Fund L.P. and certain of its affiliates (the “Graham Packaging Stockholders”), owners of approximately 61.3% of the outstanding shares of common stock of Graham Packaging, entered into a Voting Agreement, dated as of April 12, 2011 (the “Graham Packaging Stockholder Voting Agreement”), with Silgan, pursuant to which, among other things, the Graham Packaging Stockholders agreed to vote their shares in favor of the adoption of the Merger Agreement. The Graham Packaging Stockholders entered into the Graham Packaging Stockholder Voting Agreement solely in their capacity as stockholders of Graham Packaging.

The Graham Packaging Stockholder Voting Agreement will terminate on the earliest to occur of (a) the effective time of the Merger, (b) the termination of the Merger Agreement, (c) a change by the Graham Packaging board of directors (or the Special Committee) of its recommendation that stockholders of Graham Packaging adopt the Merger Agreement, (d) the making of any waiver, amendment or modification of the Merger Agreement that (i) reduces the value or changes the form of consideration payable to holders of Graham Packaging common stock in the Merger or (ii) is otherwise adverse to the Graham Packaging Stockholders in any material respect and (e) January 20, 2012.

The foregoing description of the Graham Packaging Stockholder Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Graham Packaging Stockholder Voting Agreement, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Silgan Stockholder Voting Agreements

In connection with the execution of the Merger Agreement, R. Philip Silver, co-founder and director of Silgan, and certain of his related entities, owners of approximately 16.2% of the outstanding shares of common stock of Silgan, and D. Greg Horrigan, co-founder and director of Silgan, and certain of his related entities, owners of approximately 12.6% of the outstanding voting power of Silgan (collectively, the “Silgan Stockholders”), each entered into a Voting Agreement, dated as of April 12, 2011 (collectively, the “Silgan Stockholder Voting Agreements”) with Graham Packaging, pursuant to which, among other things, the Silgan Stockholders agreed to vote their shares in favor of the adoption of the Merger Agreement. The Silgan Stockholders entered into the Silgan Stockholder Voting Agreements solely in their capacity as stockholders of Silgan, and not in their capacity as directors or officers of Silgan.

The Silgan Stockholder Voting Agreements will terminate on the earliest to occur of (a) the effective time of the Merger, (b) the termination of the Merger Agreement, (c) a change by the Graham Packaging board of directors (or the Special Committee) of its recommendation that stockholders of Graham Packaging adopt the Merger Agreement, (d) the making of any waiver, amendment or modification of the Merger Agreement that is adverse to the Silgan Stockholders in any material respect and (e) January 20, 2012.

The foregoing description of the Silgan Stockholder Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Silgan Stockholder Voting Agreements, which are filed as Exhibit 99.2 and 99.3 hereto and are incorporated herein by reference.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Silgan intends to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 containing a joint proxy statement/prospectus for the stockholders of Graham Packaging and Silgan and each of Graham Packaging and Silgan plan to file other documents with the SEC regarding the proposed merger transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, GRAHAM PACKAGING’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain, without charge, a copy of the joint proxy statement/prospectus, as well as other relevant documents containing important information about Graham Packaging and Silgan at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. Graham Packaging’s stockholders will also be able to obtain, without charge, a copy of the joint proxy statement/prospectus and other relevant documents when they become available by directing a request by mail or telephone to Graham Packaging, 2401 Pleasant Valley Road, York, PA 17402, Attention: Investor Relations, (717) 771-3220. Information about Graham Packaging’s directors and executive officers and other persons who may be participants in the solicitation of proxies from Graham Packaging’s stockholders is set forth in Graham Packaging’s annual report on Form 10-K for the fiscal year ended December 31, 2010 and Graham Packaging’s proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on Schedule 14A on April 30, 2010.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 regarding termination of certain agreements at the closing of the Merger is hereby incorporated by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    In connection with the execution of the Merger Agreement, the board of directors of Graham Packaging adopted certain management incentive and retention arrangements. The board of directors approved the amendment of MOIC-vesting options granted in 2006 and 2009 to Mark S. Burgess, Chief Executive Officer of Graham Packaging, and in 2009 to David W. Bullock, Chief Financial Officer of Graham Packaging, to provide, upon the Merger, that the options will vest with respect to 25% of the shares covered by such options, contingent on their continued services through the Merger closing. In addition, the vesting criteria for the other unvested portion of the MOIC options will be based solely upon the multiple Blackstone achieves in a complete sale of its interest in Silgan relative to Blackstone’s original invested capital in Graham Packaging, without regard to whether the optionholder remains employed by Graham Packaging at the time of the sale.

The board of directors also approved new retention agreements for selected senior executives. For the named executive officers, the retention amounts are $2,375,000 for Mr. Burgess, $1,005,000 for Mr. Bullock, $100,000 for Peter T. Lennox, Senior Vice President, Global Food and Beverage, $300,000 for Michael L. Korniczky, Chief Administrative Officer, General Counsel and Secretary, and $200,000 for David Cargile, Senior Vice President, Global Technology and General Manager for the Proprietary Machinery Business. One-half of the retention award is payable upon closing of the Merger and one-half is payable on the first anniversary of the closing of the Merger. If the executive is terminated without “cause” or resigns for “good reason”, then these payments will be accelerated, but if the executive resigns without “good reason” before the scheduled payment date, then the unpaid portion will be forfeited. The board of directors also approved cash payments that are designed to compensate executives for equity awards that Graham Packaging anticipated granting in 2011 had Graham Packaging not entered into the Merger Agreement. These payments are contingent upon the closing of the Merger and the recipient remaining employed by Graham Packaging through the closing of the Merger. For the named executive officers, the cash amounts are $1,122,880 for Mr. Burgess, $422,037 for Mr. Bullock, $215,325 for Mr. Lennox, $149,930 for Mr. Korniczky and $121,220 for Mr. Cargile.

FORWARD LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of Graham Packaging concerning the proposed merger of Graham Packaging with Silgan (the “merger”) and other future events and their potential effects on Graham Packaging. Such statements are based upon the current beliefs and expectations of our management, are not guarantees of future results and are subject to a significant number of risks and uncertainties. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and risk relating to the merger, many of which are beyond our control.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of April 12, 2011, between Graham Packaging and Silgan (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Graham Packaging on April 14, 2011).

Exhibit 2.2	Agreement and Plan of Merger, dated as of April 12, 2011, among Graham Packaging, Holdings and BCP/Graham Holdings L.L.C.

Exhibit 99.1	Voting Agreement, dated as of April 12, 2011, between Blackstone Capital Partners III Merchant Banking Fund L.P., certain of its affiliates and Silgan (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Graham Packaging on April 14, 2011).

Exhibit 99.2	Voting Agreement, dated as of April 12, 2011, between R. Philip Silver, certain of his related entities and Graham Packaging (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Graham Packaging on April 14, 2011).

Exhibit 99.3	Voting Agreement, dated as of April 12, 2011, between D. Greg Horrigan, certain of his related entities and Graham Packaging (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by Graham Packaging on April 14, 2011).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

GRAHAM PACKAGING HOLDINGS COMPANY

Date: April 15, 2011	By:	/S/ WILLIAM E. HENNESSEY
	Name:	William E. Hennessey
	Title:	Vice President, Corporate Controller and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of April 12, 2011, between Graham Packaging Company Inc. and Silgan Holdings Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Graham Packaging Company Inc. on April 14, 2011).

Exhibit 2.2	Agreement and Plan of Merger, dated as of April 12, 2011, among Graham Packaging Company Inc., Graham Packaging Holdings Company and BCP/Graham Holdings L.L.C.

Exhibit 99.1	Voting Agreement, dated as of April 12, 2011, between Blackstone Capital Partners III Merchant Banking Fund L.P., certain of its affiliates and Silgan Holdings Inc. (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Graham Packaging Company Inc. on April 14, 2011).

Exhibit 99.2	Voting Agreement, dated as of April 12, 2011, between R. Philip Silver, certain of his related entities and Graham Packaging Company Inc. (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Graham Packaging Company Inc. on April 14, 2011).

Exhibit 99.3	Voting Agreement, dated as of April 12, 2011, between D. Greg Horrigan, certain of his related entities and Graham Packaging Company Inc. (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by Graham Packaging Company Inc. on April 14, 2011).